Exhibit 32.1

Certification

Pursuant to 18 U.S.C. Section 1350

Pursuant to U.S.C. Section 1350 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Argyle Security, Inc. (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	November 14, 2008	/s/ Bob Marbut
		Name:	Bob Marbut
		Title:	Co-Chief Executive Officer

Dated:	November 14, 2008	/s/ Ron Chaimovski
		Name:	Ron Chaimovski
		Title:	Co-Chief Executive Officer

Dated:	November 14, 2008	/s/ Donald F. Neville
		Name:	Donald F. Neville
		Title:	Chief Financial Officer

Dated:	November 14, 2008	/s/ Dean A. Dresser
		Name:	Dean A. Dresser
		Title:	Vice President and Corporate Controller